Exhibit 99.1

Dodd-Frank Act Disclosure of Mine Safety and Health Administration Safety Data

We are committed to providing a safe workplace for all of our employees.  Our company has in place health and safety programs that include extensive employee training, accident prevention, workplace inspection, emergency response, accident investigation, regulatory compliance and program auditing. The objectives of our health and safety programs are to eliminate workplace incidents, comply with all mining-related regulations and provide support for both regulators and the industry to improve mine safety.  We believe our company has a well-developed process of training, mentoring, monitoring, reduction of risk through safety innovation, and recognition of safety excellence.

The operation of our mines is subject to regulation by the MSHA under the Federal Mine Safety and Health Act of 1977 (the “FMSH Act”). MSHA inspects our mines on a regular basis and issues various citations and orders when it believes a violation has occurred under the FMSH Act. We present information below regarding certain mining safety and health citations which MSHA has issued with respect to our coal mining operations. In evaluating this information, consideration should be given to factors such as: (i) the number of citations and orders will vary depending on the size of the coal mine, (ii) the number of citations issued will vary from inspector to inspector and mine to mine, and (iii) citations and orders can be contested and appealed, and in that process, are often reduced in severity and amount, and are sometimes dismissed.

As required by the reporting requirements regarding coal mine safety included in §1503(a)(1) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the table below presents the following information for the three months ended March 31, 2011, except for pending legal actions, which are as of December 31, 2010, for each coal mine of which we or a subsidiary of ours is an operator:

(a)
The total number of FMSH Act section 104 significant and substantial citations received, which are for alleged violations of a mining safety standard or regulation where there exists a reasonable likelihood that the hazard could result in an injury or illness of a reasonably serious nature;

(b)
The total number of FMSH Act section 104(b) orders received, which are for an alleged failure to totally abate the subject matter of a FMSH Act section 104(a) citation within the period specified in the citation;

(c)
The total number of FMSH Act section 104(d) citations and orders received, which are for an alleged unwarrantable failure (i.e., aggravated conduct constituting more than ordinary negligence) to comply with a mining safety standard or regulation;

(d)
The total number of flagrant violations (i.e., reckless or repeated failure to make reasonable efforts to eliminate a known violation of a mandatory health or safety standard that substantially and proximately caused, or reasonably could have been expected to cause, death or serious bodily injury) under §110(b)(2) of the FMSH Act received;

(e)
The total number of imminent danger orders (i.e., the existence of any condition or practice in a coal or other mine which could reasonably be expected to cause death or serious physical harm before such condition or practice can be abated) issued under §107(a) of the FMSH Act;

(f)	The total dollar value of proposed assessments from MSHA under the FMSH Act;

(g)	The total number of mining-related fatalities; and

(h)
The total number of pending legal actions before the Federal Mine Safety and Health Review Commission as required by §1503(a)(3) of the Dodd-Frank Act; see Pending Legal Actions table below for a complete listing of pending legal actions for each coal mine of which we or a subsidiary of ours is an operator.

Mine	( a ) #	( b ) #	( c ) #	( d ) #	( e ) #	( f ) $	(g) #	(h) #
#1 Prep Plant (Sidney)	1	-	-	-	-	$672	-	6
Alex Energy Inc.	-	-	-	-	-	$-	-	1
Allegiance Mine	37	-	1	-	-	$81,501	-	-
Allen Powellton Mine	4	-	-	-	-	$15,631	-	11
Alloy Powellton	12	-	-	-	-	$24,191	-	5
Alloy Prep Plant #1	-	-	-	-	-	$-	-	-
Aracoma Alma Mine #1	34	-	2	-	-	$132,554	-	26
Aracoma Coal Company	-	-	-	-	-	$-	-	1
Beetree Surface Mine	1	-	-	-	-	$323	-	-
Bent Branch Energy Co Mine No 1	-	-	-	-	-	$-	-	1
Black Castle Mining Co	28	-	2	-	-	$55,164	-	3
Black King I North Portal	7	-	-	-	-	$24,742	-	7
Black Knight II	-	-	-	-	-	$-	-	7
Blue Pennant Transfer	1	-	-	-	-	$308	-	-
Brushy Eagle	17	2	-	-	-	$39,516	-	-
Camp Branch Mine	-	-	-	-	-	$-	-	7
Castle East Portal	-	-	-	-	-	$-	-	1
Castle Mine	18	-	-	-	-	$95,506	-	9
Cedar Grove #1	12	-	-	-	-	$13,841	-	3
Cedar Grove #2 Mine	-	-	-	-	-	$-	-	1
Chess Processing	4	-	-	-	-	$5,045	-	3
Chesterfield Prep Plant	-	-	-	-	-	$-	-	9
Clean Energy Mining Company	-	-	-	-	-	$-	-	1
Coal Creek Prep Plant	1	-	-	-	-	$1,077	-	-
Coalgood Crusher/Loadout	-	-	-	-	-	$100	-	-
Collins Fork Slurry Impoundment	-	-	-	-	-	$112	-	-
Cook Mine	7	-	1	-	-	$33,039	-	-
Coon Cedar Grove Mine	3	-	-	-	-	$11,050	-	7
Delbarton Preparation Plant	6	-	-	-	-	$9,347	-	2
Derby Wilson Mine	7	-	-	-	-	$11,953	-	-
Diamond Energy	17	-	1	-	-	$41,829	-	16
Edwight Surface Mine	2	-	-	-	-	$2,470	-	5
Emily Creek Energy	-	-	-	-	-	$-	-	2
Fraley Branch Surface Mine	-	-	-	-	-	$-	-	3
Freeze Fork Surface Mine	-	-	-	-	-	$-	-	10
Goals Preparation Plant	4	-	-	-	-	$1,894	-	1
Grassy Creek No 1	12	-	1	-	-	$74,705	-	4
Hatfield Energy Mine	9	-	2	-	-	$28,208	-	2
Hernshaw Mine	6	-	-	-	-	$33,001	-	5
Hess Creek Surface Mine	-	-	-	-	-	$-	-	-
Highland Coal Handling Facility	2	-	-	-	-	$514	-	2
Homer III Processing	6	-	-	-	-	$2,391	-	-
Hominy Creek Mine	-	-	-	-	-	$1,324	-	-
Horse Creek Eagle	15	-	1	-	-	$41,502	-	14

Hunter Peerless Mine	16	-	-	-	-	$15,685	-	3
Hurricane Branch Strip #1	-	-	-	-	-	$300	-	-
Jerry Fork Eagle	4	-	-	-	-	$11,877	-	16
Justice #1	23	2	2	-	-	$120,574	-	1
Kennedy #3 Surface	-	-	-	-	-	$117	-	-
Kepler Sewell Mine #1	-	-	-	-	-	$100	-	-
Laurel Coalburg Tunnel Mine	3	-	-	-	-	$30,833	-	9
Laurel Creek/Spirit Mine	-	-	-	-	-	$-	-	3
Long Fork Preparation Plant	15	-	1	-	-	$14,563	-	-
Long Pole Energy Mine	2	-	-	-	-	$1,829	-	2
Looney Creek Marker Mine	8	-	-	-	-	$12,950	-	-
Looney Creek Taggart Mine	13	-	3	-	-	$120,473	-	-
Love Branch South	5	-	-	-	-	$12,761	-	19
Low Splint A Mine	4	-	-	-	-	$40,273	-	-
Lower Big Branch Impoundment	-	-	-	-	-	$112	-	-
Mammoth #2 Gas	7	-	1	-	-	$53,966	-	11
Mammoth Coal Processing Pl & Riv Tipple	8	-	-	-	-	$14,557	-	2
Mammoth Coal Company	-	-	-	-	-	$-	-	1
Mammoth Coal Co. Surface Mine	-	-	-	-	-	$100	-	-
Marfork Processing	8	-	-	-	-	$19,385	-	4
Marmet Dock	-	-	-	-	-	$1,275	-	-
Marsh Fork Mine	5	-	-	-	-	$21,957	-	2
Massey HWM #11	-	-	-	-	-	$100	-	-
Meade Branch Surface	-	-	-	-	-	$-	-	1
Mine #1 (Cave Spur)	3	-	-	-	-	$11,590	-	-
Mine #1 (Clean Energy)	2	-	-	-	-	$3,005	-	30
Mine #1 (Freedom Energy)	9	-	3	-	-	$34,569	-	44
Mine #1 (Rockhouse Energy)	17	-	-	-	-	$45,338	-	35
Mine #1 (Solid Energy)	14	-	-	-	-	$27,809	-	8
Mine No 1 (Bluff Spur)	9	-	-	-	-	$15,854	-	-
Mine No 1 (Stillhouse Mining)	1	-	-	-	-	$7,192	-	-
Mine No 2 (Big Laurel Mining)	12	-	-	-	-	$38,798	-	13
Mine No 2 (Stillhouse Mining)	8	-	-	-	-	$11,545	-	-
Mine No 4 (North Fork)	29	-	-	-	-	$101,638	-	-
Mine No 5 (Guest Mountain)	13	-	-	-	-	$32,019	-	-
Mine No 5 (North Fork)	2	-	-	-	-	$6,200	-	-
Mine No 8	5	-	-	-	-	$2,647	-	-
Mine No. 1 (Cloverlick Coal)	7	-	-	-	-	$18,345	-	-
Mine No. 1 (Osaka Mining)	17	-	-	-	-	$63,711	-	1
Mine No. 1 (Panther Mining)	6	-	-	-	-	$19,690	-	-
Mine No. 3 (Cloverlick Coal)	12	-	-	-	-	$6,544	-	-
Mine No. 4 (Dorchester)	16	-	-	-	-	$61,980	-	2
Moore Processing	-	-	-	-	-	$687	-	-
MTR Surface Mine	-	-	-	-	-	$-	-	5

MTR Wolf Creek Mine	-	-	-	-	-	$-	-	2
New Ridge Mining Company	1	-	-	-	-	$405	-	3
No 1 (M3 Energy)	13	-	2	-	-	$28,801	-	21
No 1 Preparation Plant (Green Valley)	5	-	-	-	-	$3,684	-	-
No 1 Surface	2	-	-	-	-	$21,838	-	9
No 130 Mine	-	-	-	-	-	$112	-	11
No 6	-	-	-	-	-	$-	-	1
No. 1 (Process Energy)	34	-	-	-	-	$99,989	-	24
North Surface Mine	-	-	-	-	-	$-	-	4
Parker Peerless Mine	13	-	-	-	-	$21,288	-	15
Phillips Rider No. 1 Mine	-	-	-	-	-	$1,359	-	-
Plant No 1 (Pigeon Creek)	5	-	-	-	-	$9,075	-	-
Pocahontas Mine	15	-	2	-	-	$41,924	-	-
Power Mountain Processing	16	-	6	-	-	$17,339	-	2
Prep Plant (Greyeagle)	19	-	2	-	-	$37,755	-	-
Preparation Plant (Martin County)	-	-	-	-	-	$-	-	3
Preparation Plant (Stirrat)	-	-	-	-	-	$-	-	2
Randolph Mine	40	3	4	-	-	$96,042	-	28
Red Cedar Surface Mine	-	-	-	-	-	$-	-	3
Republic Energy	9	-	-	-	-	$10,915	-	7
Right Fork Splint	-	-	-	-	-	$200	-	-
Road Fork #51 Mine	49	1	10	-	-	$662,130	-	21
Roundbottom Powellton Deep Mine	16	-	-	-	-	$43,616	-	16
Roundbottom Surface	7	-	-	-	-	$3,321	-	1
Ruby Energy	22	1	-	-	-	$174,066	-	29
Rum Creek Preparation Plant	25	-	-	-	1	$24,189	-	9
Seng Creek Powellton	21	-	5	-	-	$149,491	-	7
Shadrick 5 Block	5	-	-	-	-	$7,014	-	7
Sidney Coal Company, Inc.	-	-	-	-	-	$-	-	1
Slabcamp	2	-	-	-	-	$30,257	-	5
Slip Ridge Cedar Grove Mine	19	-	2	-	-	$116,900	-	16
Sprouse Creek Processing Company Inc	2	-	-	-	-	$926	-	1
Stockton Mine	-	-	-	-	-	$262	-	4
Superior Surface Mine	-	-	-	-	-	$-	-	7
Talon Loadout	-	-	-	-	-	$412	-	-
Taylor Fork Energy	3	-	-	-	-	$11,045	-	22
Tiller No 1	32	-	-	-	-	$37,851	-	1
Tower Mountain	-	-	-	-	-	$-	-	4
Tunnel Mine	-	-	-	-	-	$1,074	-	-
Twilight Mtr Surface Mine	5	-	4	-	-	$19,851	-	2
Upper Big Branch Mine-South	71	23	22	-	-	$950,228	-	55
Upper Big Branch Raw Coal Facil	-	-	-	-	-	$-	-	1
Voyager #7	9	-	4	-	1	$23,607	-	15
West Cazy Surface Mine	-	-	-	-	-	$-	-	2
White Buck No. 2	-	-	-	-	-	$-	-	1
White Cabin #7	2	-	-	-	-	$1,793	-	7
White Cabin #9	1	1	-	-	-	$1,332

In addition, as required by the reporting requirements regarding coal mine safety included in §1503(a)(2) of the Dodd-Frank Act, the following is a list for the three months ended March 31, 2011, of each coal mine of which we or a subsidiary of ours is an operator, that has received written notice from MSHA of:

(a)
a pattern of violations of mandatory health or safety standards that are of such nature as could have significantly and substantially contributed to the cause and effect of coal or other mine health or safety hazards under §104(e) of the FMSH Act:

None; or

(b)	the potential to have such a pattern:

None

Pending Legal Actions before the Federal Mine Safety and Health Review Commission

Mine Name	Docket Number
#1 Prep Plant (Sidney)	KENT 2008-172
#1 Prep Plant (Sidney)	KENT 2008-757
#1 Prep Plant (Sidney)	KENT 2009-1499
#1 Prep Plant (Sidney)	KENT 2010-313
#1 Prep Plant (Sidney)	KENT 2010-48
#1 Prep Plant (Sidney)	KENT 2010-551
Alex Energy Inc.	N/A
Allen Powellton Mine	WEVA 2008-717
Allen Powellton Mine	WEVA 2009-1054
Allen Powellton Mine	WEVA 2009-1422
Allen Powellton Mine	WEVA 2009-270
Allen Powellton Mine	WEVA 2009-271
Allen Powellton Mine	WEVA 2009-631
Allen Powellton Mine	WEVA 2009-910
Allen Powellton Mine	WEVA 2010-100
Allen Powellton Mine	WEVA 2010-373
Allen Powellton Mine	WEVA 2010-374
Allen Powellton Mine	WEVA 2010-519
Alloy Powellton	WEVA 2010-1022
Alloy Powellton	WEVA 2010-1142
Alloy Powellton	WEVA 2010-1224
Alloy Powellton	WEVA 2010-478
Alloy Powellton	WEVA 2011-1042
Aracoma Alma Mine #1	N/A
Aracoma Alma Mine #1	WEVA 2007-40
Aracoma Alma Mine #1	WEVA 2007-41
Aracoma Alma Mine #1	WEVA 2009-1913
Aracoma Alma Mine #1	WEVA 2009-1920
Aracoma Alma Mine #1	WEVA 2009-1920
Aracoma Alma Mine #1	WEVA 2009-1944 WEVA 2009-1377-R WEVA 2009-1378-R
Aracoma Alma Mine #1	WEVA 2009-726
Aracoma Alma Mine #1	WEVA 2010-110
Aracoma Alma Mine #1	WEVA 2010-1162
Aracoma Alma Mine #1	WEVA 2010-1163
Aracoma Alma Mine #1	WEVA 2010-1345
Aracoma Alma Mine #1	WEVA 2010-1346
Aracoma Alma Mine #1	WEVA 2010-1595
Aracoma Alma Mine #1	WEVA 2010-1616
Aracoma Alma Mine #1	WEVA 2010-203
Aracoma Alma Mine #1	WEVA 2010-267
Aracoma Alma Mine #1	WEVA 2010-538
Aracoma Alma Mine #1	WEVA 2010-796
Aracoma Alma Mine #1	WEVA 2010-915
Aracoma Alma Mine #1	WEVA 2011-1160
Aracoma Alma Mine #1	WEVA 2011-1161
Aracoma Alma Mine #1	WEVA 2011-238
Aracoma Alma Mine #1	WEVA 2011-239
Aracoma Alma Mine #1	WEVA 2011-912
Aracoma Alma Mine #1	WEVA 2011-915

Mine Name	Docket Number
Aracoma Coal Company	N/A
Bent Branch Energy Co Mine No 1	KENT 2010-132
Black Castle Mining Co.	WEVA 2007-421; WEVA 2007-288
Black Castle Mining Co.	WEVA 2009-1453
Black Castle Mining Co.	WEVA 2011-831
Black King I North Portal	WEVA 2007-547
Black King I North Portal	WEVA 2008-1101
Black King I North Portal	WEVA 2008-1541
Black King I North Portal	WEVA 2008-915
Black King I North Portal	WEVA 2009-1903
Black King I North Portal	WEVA 2010-173
Black King I North Portal	WEVA 2010-452
Black Knight II	WEVA 2008-1336
Black Knight II	WEVA 2008-1539
Black Knight II	WEVA 2009-1766
Black Knight II	WEVA 2010-315
Black Knight II	WEVA 2010-451
Black Knight II	WEVA 2010-50
Black Knight II	WEVA 2011-17
Camp Branch Mine	WEVA 2007-774
Camp Branch Mine	WEVA 2008-1152
Camp Branch Mine	WEVA 2008-938
Camp Branch Mine	WEVA 2009-1798
Camp Branch Mine	WEVA 2009-694
Camp Branch Mine	WEVA 2009-695
Camp Branch Mine	WEVA 2010-674
Castle East Portal	WEVA 2008-555
Castle Mine	WEVA 2008-1545
Castle Mine	WEVA 2008-382
Castle Mine	WEVA 2009-1305
Castle Mine	WEVA 2009-511
Castle Mine	WEVA 2009-826
Castle Mine	WEVA 2010-167
Castle Mine	WEVA 2010-449
Castle Mine	WEVA 2010-47
Castle Mine	WEVA 2010-560
Cedar Grove #1 Mine	N/A
Cedar Grove #1 Mine	WEVA 2009-1921
Cedar Grove #1 Mine	WEVA 2011-391
Cedar Grove #2 Mine	WEVA 2010-1596
Chess Processing	WEVA 2010-172
Chess Processing	WEVA 2010-317
Chess Processing	WEVA 2010-46
Chesterfield Prep Plant	WEVA 2008-1277
Chesterfield Prep Plant	WEVA 2009-1315
Chesterfield Prep Plant	WEVA 2009-1800
Chesterfield Prep Plant	WEVA 2009-395
Chesterfield Prep Plant	WEVA 2009-472
Chesterfield Prep Plant	WEVA 2009-473
Chesterfield Prep Plant	WEVA 2010-1210

Mine Name	Docket Number
Chesterfield Prep Plant	WEVA 2010-454
Chesterfield Prep Plant	WEVA 2011-580
Clean Energy Inundation	N/A
Clean Energy Mining Company	N/A
Coon Cedar Grove Mine	WEVA 2008-1126
Coon Cedar Grove Mine	WEVA 2008-1187
Coon Cedar Grove Mine	WEVA 2008-720
Coon Cedar Grove Mine	WEVA 2009-1425
Coon Cedar Grove Mine	WEVA 2009-627
Coon Cedar Grove Mine	WEVA 2009-628
Coon Cedar Grove Mine	WEVA 2009-907
Delbarton Preparation Plant	WEVA 2008-1052
Delbarton Preparation Plant	WEVA 2008-1053
Diamond Energy	WEVA 2008-704
Diamond Energy	WEVA 2009-1066
Diamond Energy	WEVA 2009-1268
Diamond Energy	WEVA 2009-1458
Diamond Energy	WEVA 2009-1534
Diamond Energy	WEVA 2009-1535
Diamond Energy	WEVA 2009-1641
Diamond Energy	WEVA 2009-1824
Diamond Energy	WEVA 2009-340
Diamond Energy	WEVA 2009-714
Diamond Energy	WEVA 2010-109
Diamond Energy	WEVA 2010-221
Diamond Energy	WEVA 2010-515
Diamond Energy	WEVA 2010-816
Diamond Energy	WEVA 2010-858
Diamond Energy	WEVA 2010-858
Edwight Surface Mine	WEVA 2008-1776
Edwight Surface Mine	WEVA 2009-1644
Edwight Surface Mine	WEVA 2009-1763
Edwight Surface Mine	WEVA 2010-448
Edwight Surface Mine	WEVA 2010-685
Emily Creek Energy	KENT 2009-1495
Emily Creek Energy	KENT 2010-201
Fraley Branch Surface Mine	KENT 2008-443
Fraley Branch Surface Mine	KENT 2009-1472
Fraley Branch Surface Mine	KENT 2010-55
Freeze Fork Surface Mine	WEVA 2009-110
Freeze Fork Surface Mine	WEVA 2009-1497
Freeze Fork Surface Mine	WEVA 2009-1834
Freeze Fork Surface Mine	WEVA 2009-1882
Freeze Fork Surface Mine	WEVA 2009-618
Freeze Fork Surface Mine	WEVA 2009-688
Freeze Fork Surface Mine	WEVA 2009-689
Freeze Fork Surface Mine	WEVA 2009-829; WEVA 2008-727-R thru 2008-729-R
Freeze Fork Surface Mine	WEVA 2009-935
Freeze Fork Surface Mine	WEVA 2010-571
Grassy Creek No 1	WEVA 2009-1161

Mine Name	Docket Number
Grassy Creek No 1	WEVA 2009-1383
Grassy Creek No 1	WEVA 2009-1709
Grassy Creek No 1	WEVA 2010-1018
Hatfield Energy Mine	WEVA 2009-1536
Hatfield Energy Mine	WEVA 2009-1619
Hernshaw Mine	WEVA 2009-1677
Hernshaw Mine	WEVA 2010-1165
Hernshaw Mine	WEVA 2010-787
Hernshaw Mine	WEVA 2011-1162
Hernshaw Mine	WEVA 2011-240
Highland Coal Handling Facility	WEVA 2008-1160
Highland Coal Handling Facility	WEVA 2009-1037
Horse Creek Eagle	N/A
Horse Creek Eagle	WEVA 2008-1130
Horse Creek Eagle	WEVA 2008-1460
Horse Creek Eagle	WEVA 2008-719
Horse Creek Eagle	WEVA 2009-1053
Horse Creek Eagle	WEVA 2009-1308 WEVA 2009-1309
Horse Creek Eagle	WEVA 2009-1426
Horse Creek Eagle	WEVA 2009-630
Horse Creek Eagle	WEVA 2010-372
Horse Creek Eagle	WEVA 2010-517
Horse Creek Eagle	WEVA 2010-518
Horse Creek Eagle	WEVA 2010-587
Horse Creek Eagle	WEVA 2010-59
Horse Creek Eagle	WEVA 2010-955
Hunter Peerless Mine	WEVA 2009-1907
Hunter Peerless Mine	WEVA 2010-169
Hunter Peerless Mine	WEVA 2010-324
Jerry Fork Eagle	WEVA 2008-1124
Jerry Fork Eagle	WEVA 2008-1481
Jerry Fork Eagle	WEVA 2008-1786
Jerry Fork Eagle	WEVA 2009-1127
Jerry Fork Eagle	WEVA 2009-1336
Jerry Fork Eagle	WEVA 2009-1549
Jerry Fork Eagle	WEVA 2009-246
Jerry Fork Eagle	WEVA 2009-393
Jerry Fork Eagle	WEVA 2009-394
Jerry Fork Eagle	WEVA 2009-587
Jerry Fork Eagle	WEVA 2009-588
Jerry Fork Eagle	WEVA 2009-955
Jerry Fork Eagle	WEVA 2010-447
Jerry Fork Eagle	WEVA 2010-55
Jerry Fork Eagle	WEVA 2010-567
Jerry Fork Eagle	WEVA 2010-700
Justice #1	WEVA 2010-1568
Laurel Coalburg Tunnel Mine	WEVA 2009-1848
Laurel Coalburg Tunnel Mine	WEVA 2010-114
Laurel Coalburg Tunnel Mine	WEVA 2010-1690
Laurel Coalburg Tunnel Mine	WEVA 2010-1934

Mine Name	Docket Number
Laurel Coalburg Tunnel Mine	WEVA 2010-1935
Laurel Coalburg Tunnel Mine	WEVA 2010-281
Laurel Coalburg Tunnel Mine	WEVA 2010-482
Laurel Coalburg Tunnel Mine	WEVA 2010-614
Laurel Coalburg Tunnel Mine	WEVA 2010-742
Laurel Creek/Spirit Mine	WEVA 2007-663
Laurel Creek/Spirit Mine	WEVA 2007-664
Laurel Creek/Spirit Mine	WEVA 2010-499
Long Pole Energy Mine	KENT 2011-131
Long Pole Energy Mine	KENT 2011-694
Love Branch Mine	KENT 2008-1012
Love Branch Mine	KENT 2008-1013
Love Branch Mine	KENT 2009-1035
Love Branch Mine	KENT 2009-1280
Love Branch Mine	KENT 2009-1515
Love Branch Mine	KENT 2010-1137
Love Branch Mine	KENT 2010-195
Love Branch Mine	KENT 2010-196
Love Branch Mine	KENT 2010-354
Love Branch Mine	KENT 2010-355
Love Branch Mine	KENT 2010-384
Love Branch Mine	KENT 2010-577
Love Branch Mine	KENT 2010-66
Love Branch Mine	KENT 2010-69
Love Branch Mine	KENT 2010-720
Love Branch Mine	KENT 2010-843
Love Branch Mine	KENT 2010-963
Love Branch South	KENT 2009-1446
Love Branch South	KENT 2009-1523-R KENT 2009-1524-R
Mammoth #2 Gas	WEVA 2008-1653
Mammoth #2 Gas	WEVA 2008-1654
Mammoth #2 Gas	WEVA 2008-1655
Mammoth #2 Gas	WEVA 2009-1295
Mammoth #2 Gas	WEVA 2009-1296
Mammoth #2 Gas	WEVA 2009-1826
Mammoth #2 Gas	WEVA 2010-178
Mammoth #2 Gas	WEVA 2010-1933
Mammoth #2 Gas	WEVA 2010-277
Mammoth #2 Gas	WEVA 2010-483
Mammoth #2 Gas	WEVA 2010-707
Mammoth Coal Company	N/A
Mammoth Coal Processing Plant	WEVA 2010-1706
Mammoth Coal Processing Plant	WEVA 2010-295
Marfork Processing	WEVA 2009-1047
Marfork Processing	WEVA 2009-904
Marfork Processing	WEVA 2010-164
Marfork Processing	WEVA 2010-772
Marsh Fork Mine	WEVA 2010-1715
Marsh Fork Mine	WEVA 2010-60
Meade Branch Surface	KENT 2010-1564

Mine Name	Docket Number
Mine #1 (Clean Energy)	KENT 2008-1458
Mine #1 (Clean Energy)	KENT 2008-538
Mine #1 (Clean Energy)	KENT 2009-1102
Mine #1 (Clean Energy)	KENT 2009-1152
Mine #1 (Clean Energy)	KENT 2009-1274
Mine #1 (Clean Energy)	KENT 2009-1448
Mine #1 (Clean Energy)	KENT 2009-566
Mine #1 (Clean Energy)	KENT 2009-901
Mine #1 (Clean Energy)	KENT 2009-925
Mine #1 (Clean Energy)	KENT 2010-1038
Mine #1 (Clean Energy)	KENT 2010-1168
Mine #1 (Clean Energy)	KENT 2010-1169
Mine #1 (Clean Energy)	KENT 2010-1258
Mine #1 (Clean Energy)	KENT 2010-1443
Mine #1 (Clean Energy)	KENT 2010-1444
Mine #1 (Clean Energy)	KENT 2010-1532
Mine #1 (Clean Energy)	KENT 2010-1533
Mine #1 (Clean Energy)	KENT 2010-177
Mine #1 (Clean Energy)	KENT 2010-178
Mine #1 (Clean Energy)	KENT 2010-304
Mine #1 (Clean Energy)	KENT 2010-49
Mine #1 (Clean Energy)	KENT 2010-552
Mine #1 (Clean Energy)	KENT 2010-553
Mine #1 (Clean Energy)	KENT 2010-966
Mine #1 (Clean Energy)	KENT 2010-967
Mine #1 (Clean Energy)	KENT 2011-607
Mine #1 (Clean Energy)	KENT 2011-78
Mine #1 (Clean Energy)	N/A
Mine #1 (Clean Energy)	0
Mine #1 (Freedom Energy)	KENT 2008-1531
Mine #1 (Freedom Energy)	KENT 2008-1532
Mine #1 (Freedom Energy)	KENT 2008-1535-R
Mine #1 (Freedom Energy)	KENT 2009-1146
Mine #1 (Freedom Energy)	KENT 2009-1297
Mine #1 (Freedom Energy)	KENT 2009-1341
Mine #1 (Freedom Energy)	KENT 2009-1351
Mine #1 (Freedom Energy)	KENT 2009-325
Mine #1 (Freedom Energy)	KENT 2009-687
Mine #1 (Freedom Energy)	KENT 2009-705
Mine #1 (Freedom Energy)	KENT 2009-73
Mine #1 (Freedom Energy)	KENT 2009-924
Mine #1 (Freedom Energy)	KENT 2010-1069
Mine #1 (Freedom Energy)	KENT 2010-1070
Mine #1 (Freedom Energy)	KENT 2010-1175
Mine #1 (Freedom Energy)	KENT 2010-1259
Mine #1 (Freedom Energy)	KENT 2010-1260
Mine #1 (Freedom Energy)	KENT 2010-1541
Mine #1 (Freedom Energy)	KENT 2010-1542
Mine #1 (Freedom Energy)	KENT 2010-1582-R
Mine #1 (Freedom Energy)	KENT 2010-1583-R

Mine Name	Docket Number
Mine #1 (Freedom Energy)	KENT 2010-1584-R
Mine #1 (Freedom Energy)	KENT 2010-1585-R
Mine #1 (Freedom Energy)	KENT 2010-1586-R
Mine #1 (Freedom Energy)	KENT 2010-1587-R
Mine #1 (Freedom Energy)	KENT 2010-1588-R
Mine #1 (Freedom Energy)	KENT 2010-1589-R
Mine #1 (Freedom Energy)	KENT 2010-1590-R
Mine #1 (Freedom Energy)	KENT 2010-1591-R
Mine #1 (Freedom Energy)	KENT 2010-1592-R
Mine #1 (Freedom Energy)	KENT 2010-1593-R
Mine #1 (Freedom Energy)	KENT 2010-1594-R
Mine #1 (Freedom Energy)	KENT 2010-1595-R
Mine #1 (Freedom Energy)	KENT 2010-174
Mine #1 (Freedom Energy)	KENT 2010-204
Mine #1 (Freedom Energy)	KENT 2010-358
Mine #1 (Freedom Energy)	KENT 2010-449
Mine #1 (Freedom Energy)	KENT 2010-566
Mine #1 (Freedom Energy)	KENT 2010-64
Mine #1 (Freedom Energy)	KENT 2010-65
Mine #1 (Freedom Energy)	KENT 2010-775
Mine #1 (Freedom Energy)	KENT 2010-776
Mine #1 (Freedom Energy)	KENT 2010-924
Mine #1 (Freedom Energy)	KENT 2010-925
Mine #1 (Rockhouse Energy)	KENT 2007-248
Mine #1 (Rockhouse Energy)	KENT 2007-249
Mine #1 (Rockhouse Energy)	KENT 2008-1273
Mine #1 (Rockhouse Energy)	KENT 2008-1363
Mine #1 (Rockhouse Energy)	KENT 2008-1446
Mine #1 (Rockhouse Energy)	KENT 2008-1570
Mine #1 (Rockhouse Energy)	KENT 2008-1618
Mine #1 (Rockhouse Energy)	KENT 2008-970
Mine #1 (Rockhouse Energy)	KENT 2009-1257
Mine #1 (Rockhouse Energy)	KENT 2009-534
Mine #1 (Rockhouse Energy)	KENT 2009-535
Mine #1 (Rockhouse Energy)	KENT 2009-601
Mine #1 (Rockhouse Energy)	KENT 2009-904
Mine #1 (Rockhouse Energy)	KENT 2009-992
Mine #1 (Rockhouse Energy)	KENT 2010-1042
Mine #1 (Rockhouse Energy)	KENT 2010-1174
Mine #1 (Rockhouse Energy)	KENT 2010-1254
Mine #1 (Rockhouse Energy)	KENT 2010-1408
Mine #1 (Rockhouse Energy)	KENT 2010-190
Mine #1 (Rockhouse Energy)	KENT 2010-191
Mine #1 (Rockhouse Energy)	KENT 2010-352
Mine #1 (Rockhouse Energy)	KENT 2010-353
Mine #1 (Rockhouse Energy)	KENT 2010-429
Mine #1 (Rockhouse Energy)	KENT 2010-567
Mine #1 (Rockhouse Energy)	KENT 2010-571
Mine #1 (Rockhouse Energy)	KENT 2010-67
Mine #1 (Rockhouse Energy)	KENT 2010-68

Mine Name	Docket Number
Mine #1 (Rockhouse Energy)	KENT 2010-777
Mine #1 (Rockhouse Energy)	KENT 2010-882
Mine #1 (Rockhouse Energy)	KENT 2010-883
Mine #1 (Rockhouse Energy)	KENT 2011-195
Mine #1 (Rockhouse Energy)	KENT 2011-649
Mine #1 (Rockhouse Energy)	KENT 2011-767
Mine #1 (Rockhouse Energy)	N/A
Mine #1 (Rockhouse Energy)	N/A
Mine #1 (Solid Energy)	KENT 2008-555
Mine #1 (Solid Energy)	KENT 2010-1005
Mine #1 (Solid Energy)	KENT 2010-1165
Mine #1 (Solid Energy)	KENT 2010-1237
Mine #1 (Solid Energy)	KENT 2010-198
Mine #1 (Solid Energy)	KENT 2010-312
Mine #1 (Solid Energy)	KENT 2010-881
Mine #1 (Solid Energy)	KENT 2011-193
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	N/A
Mine No 2 (Big Laurel Mining)	VA 2008-118
Mine No 2 (Big Laurel Mining)	VA 2008-119
Mine No 2 (Big Laurel Mining)	VA 2008-35
Mine No 2 (Big Laurel Mining)	VA 2008-67
Mine No 2 (Big Laurel Mining)	VA 2009-146
Mine No 2 (Big Laurel Mining)	VA 2009-233
Mine No 2 (Big Laurel Mining)	VA 2009-276
Mine No 2 (Big Laurel Mining)	VA 2010-174
Mine No 2 (Big Laurel Mining)	VA 2010-175
Mine No. 1 (Osaka Mining)	VA 2011-105
Mine No. 4 (Dorchester)	VA-2010-172
Mine No. 4 (Dorchester)	VA-2010-173
MTR Surface Mine	KENT 2010-1563
MTR Surface Mine	KENT 2010-308
MTR Surface Mine	KENT 2010-425
MTR Surface Mine	KENT 2010-529
MTR Surface Mine	KENT 2010-907
MTR Wolf Creek Mine	KENT 2010-1411
MTR Wolf Creek Mine	KENT 2010-317
New Ridge Mining Company	KENT 2010-1445
New Ridge Mining Company	KENT 2010-1534
New Ridge Mining Company	KENT 2010-51
No 1 (M 3 Energy)	KENT 2009-1101
No 1 (M 3 Energy)	KENT 2009-1153
No 1 (M 3 Energy)	KENT 2009-1465
No 1 (M 3 Energy)	KENT 2009-1493
No 1 (M 3 Energy)	KENT 2009-1494
No 1 (M 3 Energy)	KENT 2009-674
No 1 (M 3 Energy)	KENT 2009-675
No 1 (M 3 Energy)	KENT 2009-912

Mine Name	Docket Number
No 1 (M 3 Energy)	KENT 2010-1041
No 1 (M 3 Energy)	KENT 2010-1405
No 1 (M 3 Energy)	KENT 2010-1537
No 1 (M 3 Energy)	KENT 2010-1538
No 1 (M 3 Energy)	KENT 2010-184
No 1 (M 3 Energy)	KENT 2010-316
No 1 (M 3 Energy)	KENT 2010-33
No 1 (M 3 Energy)	KENT 2010-443
No 1 (M 3 Energy)	KENT 2010-556
No 1 (M 3 Energy)	KENT 2010-58
No 1 (M 3 Energy)	KENT 2010-59
No 1 (M 3 Energy)	KENT 2010-919
No 1 (M 3 Energy)	KENT 2011-18
No 1 Surface (Alex Energy)	WEVA 2008-1467
No 1 Surface (Alex Energy)	WEVA 2009-589
No 1 Surface (Alex Energy)	WEVA 2009-785
No 1 Surface (Alex Energy)	WEVA 2009-873 WEVA 2009-156-R
No 1 Surface (Alex Energy)	WEVA 2009-954
No 1 Surface (Alex Energy)	WEVA 2010-1658
No 1 Surface (Alex Energy)	WEVA 2010-235
No 1 Surface (Alex Energy)	WEVA 2010-672
No 1 Surface (Alex Energy)	WEVA 2010-770
No 130 Mine	WEVA 2007-829
No 130 Mine	WEVA 2008-1207-R thru 2008-1209-R
No 130 Mine	WEVA 2008-1649
No 130 Mine	WEVA 2008-291
No 130 Mine	WEVA 2008-78
No 130 Mine	WEVA 2009-1823
No 130 Mine	WEVA 2009-852
No 130 Mine	WEVA 2010-107
No 130 Mine	WEVA 2010-219
No 130 Mine	WEVA 2010-296
No 130 Mine	WEVA 2010-704
No 6 (Aracoma)	WEVA 2010-1594
No. 1 (Process Energy)	KENT 2008-1442
No. 1 (Process Energy)	KENT 2008-1443
No. 1 (Process Energy)	KENT 2009-1148
No. 1 (Process Energy)	KENT 2009-1275
No. 1 (Process Energy)	KENT 2009-369
No. 1 (Process Energy)	KENT 2009-917
No. 1 (Process Energy)	KENT 2010-1040
No. 1 (Process Energy)	KENT 2010-1172
No. 1 (Process Energy)	KENT 2010-1336
No. 1 (Process Energy)	KENT 2010-1338
No. 1 (Process Energy)	KENT 2010-1412
No. 1 (Process Energy)	KENT 2010-1536
No. 1 (Process Energy)	KENT 2010-315
No. 1 (Process Energy)	KENT 2010-442
No. 1 (Process Energy)	KENT 2010-555
No. 1 (Process Energy)	KENT 2010-56

Mine Name	Docket Number
No. 1 (Process Energy)	KENT 2010-57
No. 1 (Process Energy)	KENT 2010-773
No. 1 (Process Energy)	KENT 2010-773
No. 1 (Process Energy)	KENT 2010-774
No. 1 (Process Energy)	KENT 2011-17
No. 1 (Process Energy)	KENT 2011-364
No. 1 (Process Energy)	KENT 2011-502
No. 1 (Process Energy)	KENT 2011-610
North Surface Mine	WEVA 2009-554
North Surface Mine	WEVA 2009-555
North Surface Mine	WEVA 2009-603
North Surface Mine	WEVA 2009-604
Parker Peerless Mine	WEVA 2009-1381
Parker Peerless Mine	WEVA 2009-1391
Parker Peerless Mine	WEVA 2009-1438
Parker Peerless Mine	WEVA 2009-1693
Parker Peerless Mine	WEVA 2009-1799
Parker Peerless Mine	WEVA 2009-272
Parker Peerless Mine	WEVA 2009-273
Parker Peerless Mine	WEVA 2009-453
Parker Peerless Mine	WEVA 2009-552
Parker Peerless Mine	WEVA 2009-553
Parker Peerless Mine	WEVA 2009-9
Parker Peerless Mine	WEVA 2010-325
Parker Peerless Mine	WEVA 2010-40
Parker Peerless Mine	WEVA 2010-616
Parker Peerless Mine	WEVA 2011-24
Power Mountain Processing	WEVA 2008-980
Power Mountain Processing	WEVA 2010-1116
Preparation Plant (Goals)	WEVA 2008-1122
Preparation Plant (Martin County)	KENT 2010-1559
Preparation Plant (Martin County)	KENT 2010-200
Preparation Plant (Martin County)	KENT 2011-135
Preparation Plant (Stirrat)	WEVA 2009-154
Preparation Plant (Stirrat)	WEVA 2009-155
Randolph Mine	110c
Randolph Mine	N/A
Randolph Mine	WEVA 2009-1278
Randolph Mine	WEVA 2009-1279
Randolph Mine	WEVA 2009-1365
Randolph Mine	WEVA 2009-1456
Randolph Mine	WEVA 2009-1655
Randolph Mine	WEVA 2009-1656
Randolph Mine	WEVA 2009-1811
Randolph Mine	WEVA 2009-294
Randolph Mine	WEVA 2009-464
Randolph Mine	WEVA 2009-489
Randolph Mine	WEVA 2009-490
Randolph Mine	WEVA 2009-490
Randolph Mine	WEVA 2009-607

Mine Name	Docket Number
Randolph Mine	WEVA 2009-607
Randolph Mine	WEVA 2009-818
Randolph Mine	WEVA 2009-818
Randolph Mine	WEVA 2009-980
Randolph Mine	WEVA 2009-980
Randolph Mine	WEVA 2010-1014
Randolph Mine	WEVA 2010-1014
Randolph Mine	WEVA 2010-1144
Randolph Mine	WEVA 2010-1144
Randolph Mine	WEVA 2010-1425
Randolph Mine	WEVA 2010-1425
Randolph Mine	WEVA 2010-588
Randolph Mine	WEVA 2010-588
Red Cedar Surface Mine	WEVA 2009-332
Red Cedar Surface Mine	WEVA 2009-853
Red Cedar Surface Mine	WEVA 2009-854
Republic Energy	WEVA 2008-1843
Republic Energy	WEVA 2010-1563
Republic Energy	WEVA 2010-186
Republic Energy	WEVA 2010-222
Republic Energy	WEVA 2010-51
Republic Energy	WEVA 2010-563
Republic Energy	WEVA 2010-668
Road Fork #51 Mine	WEVA 2008-1112
Road Fork #51 Mine	WEVA 2009-1065
Road Fork #51 Mine	WEVA 2009-1434
Road Fork #51 Mine	WEVA 2009-1533
Road Fork #51 Mine	WEVA 2009-1640
Road Fork #51 Mine	WEVA 2009-1941
Road Fork #51 Mine	WEVA 2009-334
Road Fork #51 Mine	WEVA 2009-335
Road Fork #51 Mine	WEVA 2009-510
Road Fork #51 Mine	WEVA 2009-691
Road Fork #51 Mine	WEVA 2009-692
Road Fork #51 Mine	WEVA 2009-693
Road Fork #51 Mine	WEVA 2010-106
Road Fork #51 Mine	WEVA 2010-1147
Road Fork #51 Mine	WEVA 2010-1290
Road Fork #51 Mine	WEVA 2010-1440
Road Fork #51 Mine	WEVA 2010-1442
Road Fork #51 Mine	WEVA 2010-1683
Road Fork #51 Mine	WEVA 2010-687
Road Fork #51 Mine	WEVA 2010-890
Road Fork #51 Mine	WEVA 2011-378
Round Bottom Surface Mine	KENT 2010-1576
Roundbottom Powellton Deep Mine	WEVA 2008-1543
Roundbottom Powellton Deep Mine	WEVA 2008-1703
Roundbottom Powellton Deep Mine	WEVA 2008-711
Roundbottom Powellton Deep Mine	WEVA 2009-1133
Roundbottom Powellton Deep Mine	WEVA 2009-1337

Mine Name	Docket Number
Roundbottom Powellton Deep Mine	WEVA 2009-1769
Roundbottom Powellton Deep Mine	WEVA 2009-1905
Roundbottom Powellton Deep Mine	WEVA 2009-1906
Roundbottom Powellton Deep Mine	WEVA 2009-621
Roundbottom Powellton Deep Mine	WEVA 2009-782
Roundbottom Powellton Deep Mine	WEVA 2009-877
Roundbottom Powellton Deep Mine	WEVA 2010-174
Roundbottom Powellton Deep Mine	WEVA 2010-323
Roundbottom Powellton Deep Mine	WEVA 2010-458
Roundbottom Powellton Deep Mine	WEVA 2010-53
Roundbottom Powellton Deep Mine	WEVA 2010-54
Ruby Energy	WEVA 2008-461
Ruby Energy	WEVA 2009-1085
Ruby Energy	WEVA 2009-1086
Ruby Energy	WEVA 2009-1125
Ruby Energy	WEVA 2009-1126
Ruby Energy	WEVA 2009-1353
Ruby Energy	WEVA 2009-1510
Ruby Energy	WEVA 2009-1694
Ruby Energy	WEVA 2009-1874
Ruby Energy	WEVA 2009-1875
Ruby Energy	WEVA 2009-1942
Ruby Energy	WEVA 2009-333
Ruby Energy	WEVA 2009-403
Ruby Energy	WEVA 2009-697
Ruby Energy	WEVA 2009-698
Ruby Energy	WEVA 2009-821
Ruby Energy	WEVA 2010-1010
Ruby Energy	WEVA 2010-113
Ruby Energy	WEVA 2010-1296
Ruby Energy	WEVA 2010-1688
Ruby Energy	WEVA 2010-181
Ruby Energy	WEVA 2010-182
Ruby Energy	WEVA 2010-280
Ruby Energy	WEVA 2010-348 thru 2010-352; WEVA 2010-378-R; WEVA 2010-401-R thru 2010-403; WEVA 2010-512-R
Ruby Energy	WEVA 2010-461
Ruby Energy	WEVA 2010-601
Ruby Energy	WEVA 2010-860
Ruby Energy	WEVA 2011-833
Ruby Energy	N/A
Rum Creek Preparation Plant	WEVA 2008-1647
Rum Creek Preparation Plant	WEVA 2009-1160
Rum Creek Preparation Plant	WEVA 2009-121
Rum Creek Preparation Plant	WEVA 2009-1386
Rum Creek Preparation Plant	WEVA 2009-1923
Rum Creek Preparation Plant	WEVA 2009-672
Rum Creek Preparation Plant	WEVA 2009-690
Rum Creek Preparation Plant	WEVA 2010-1707
Rum Creek Preparation Plant	WEVA 2011-810
Seng Creek Powellton	WEVA 2010-232

Mine Name	Docket Number
Seng Creek Powellton	WEVA 2010-322
Seng Creek Powellton	WEVA 2010-450
Seng Creek Powellton	WEVA 2010-611
Seng Creek Powellton	WEVA 2010-731
Seng Creek Powellton	WEVA 2010-838
Seng Creek Powellton	WEVA 2011-400-R
Shadrick 5 Block	WEVA 2010-101
Shadrick 5 Block	WEVA 2010-119
Shadrick 5 Block	WEVA 2010-1931
Shadrick 5 Block	WEVA 2010-306
Shadrick 5 Block	WEVA 2010-619
Shadrick 5 Block	WEVA 2011-1223
Shadrick 5 Block	WEVA 2011-372
Sidney Coal Company, Inc.	N/A
Slabcamp	WEVA 2010-1013
Slabcamp	WEVA 2010-116
Slabcamp	WEVA 2010-504
Slabcamp	WEVA 2010-617
Slabcamp	WEVA 2010-708
Slip Ridge Cedar Grove Mine	WEVA 2008-1093
Slip Ridge Cedar Grove Mine	WEVA 2008-1094
Slip Ridge Cedar Grove Mine	WEVA 2009-1049
Slip Ridge Cedar Grove Mine	WEVA 2009-1318
Slip Ridge Cedar Grove Mine	WEVA 2009-1464
Slip Ridge Cedar Grove Mine	WEVA 2009-1797
Slip Ridge Cedar Grove Mine	WEVA 2009-1881
Slip Ridge Cedar Grove Mine	WEVA 2009-452
Slip Ridge Cedar Grove Mine	WEVA 2009-732
Slip Ridge Cedar Grove Mine	WEVA 2009-909
Slip Ridge Cedar Grove Mine	WEVA 2010-166
Slip Ridge Cedar Grove Mine	WEVA 2010-371
Slip Ridge Cedar Grove Mine	WEVA 2010-39
Slip Ridge Cedar Grove Mine	WEVA 2010-516
Slip Ridge Cedar Grove Mine	WEVA 2010-586
Slip Ridge Cedar Grove Mine	WEVA 2010-739
Sprouse Creek Processing	WEVA 2010-332
Stockton Mine	WEVA 2009-1845
Stockton Mine	WEVA 2010-177
Stockton Mine	WEVA 2010-279
Stockton Mine	WEVA 2010-613
Superior Surface Mine	WEVA 2008-1431
Superior Surface Mine	WEVA 2008-1617
Superior Surface Mine	WEVA 2008-1773
Superior Surface Mine	WEVA 2008-1774
Superior Surface Mine	WEVA 2009-780
Superior Surface Mine	WEVA 2009-936
Superior Surface Mine	WEVA 2009-99
Taylor Fork Energy	KENT 2006-501
Taylor Fork Energy	KENT 2007-39
Taylor Fork Energy	KENT 2009-1034

Mine Name	Docket Number
Taylor Fork Energy	KENT 2009-111
Taylor Fork Energy	KENT 2009-1147
Taylor Fork Energy	KENT 2009-1424
Taylor Fork Energy	KENT 2009-1500
Taylor Fork Energy	KENT 2009-902
Taylor Fork Energy	KENT 2010-1039
Taylor Fork Energy	KENT 2010-1171
Taylor Fork Energy	KENT 2010-1446
Taylor Fork Energy	KENT 2010-1535
Taylor Fork Energy	KENT 2010-180
Taylor Fork Energy	KENT 2010-314
Taylor Fork Energy	KENT 2010-448
Taylor Fork Energy	KENT 2010-52
Taylor Fork Energy	KENT 2010-53
Taylor Fork Energy	KENT 2010-554
Taylor Fork Energy	KENT 2010-772
Taylor Fork Energy	KENT 2010-915
Taylor Fork Energy	KENT 2011-15
Taylor Fork Energy	KENT 2011-16
Tiller No 1	VA 2009-417
Tower Mountain	WEVA 2009-123
Tower Mountain	WEVA 2009-1808
Tower Mountain	WEVA 2009-202
Tower Mountain	WEVA 2009-832
Twilight MTR Surface Mine	WEVA 2007-835
Twilight MTR Surface Mine	WEVA 2010-22
Upper Big Branch Mine Raw Coal Facility	WEVA 2008-887
Upper Big Branch Mine-South	Post-explosion violations
Upper Big Branch Mine-South	WEVA 2007-460
Upper Big Branch Mine-South	WEVA 2007-470
Upper Big Branch Mine-South	WEVA 2007-576
Upper Big Branch Mine-South	WEVA 2007-608
Upper Big Branch Mine-South	WEVA 2007-672
Upper Big Branch Mine-South	WEVA 2007-767
Upper Big Branch Mine-South	WEVA 2008-1825
Upper Big Branch Mine-South	WEVA 2008-249
Upper Big Branch Mine-South	WEVA 2008-888
Upper Big Branch Mine-South	WEVA 2008-889
Upper Big Branch Mine-South	WEVA 2008-890
Upper Big Branch Mine-South	WEVA 2008-891
Upper Big Branch Mine-South	WEVA 2008-892
Upper Big Branch Mine-South	WEVA 2009-1129
Upper Big Branch Mine-South	WEVA 2009-1130
Upper Big Branch Mine-South	WEVA 2009-129
Upper Big Branch Mine-South	WEVA 2009-1375
Upper Big Branch Mine-South	WEVA 2009-1839
Upper Big Branch Mine-South	WEVA 2009-1840
Upper Big Branch Mine-South	WEVA 2009-1928
Upper Big Branch Mine-South	WEVA 2009-1929
Upper Big Branch Mine-South	WEVA 2009-281

Mine Name	Docket Number
Upper Big Branch Mine-South	WEVA 2009-282
Upper Big Branch Mine-South	WEVA 2009-283
Upper Big Branch Mine-South	WEVA 2009-370
Upper Big Branch Mine-South	WEVA 2009-831
Upper Big Branch Mine-South	WEVA 2009-970
Upper Big Branch Mine-South	WEVA 2010-1190-R
Upper Big Branch Mine-South	WEVA 2010-1213
Upper Big Branch Mine-South	WEVA 2010-1559
Upper Big Branch Mine-South	WEVA 2010-1704
Upper Big Branch Mine-South	WEVA 2010-1909-R
Upper Big Branch Mine-South	WEVA 2010-2002
Upper Big Branch Mine-South	WEVA 2010-207
Upper Big Branch Mine-South	WEVA 2010-208
Upper Big Branch Mine-South	WEVA 2010-318
Upper Big Branch Mine-South	WEVA 2010-319
Upper Big Branch Mine-South	WEVA 2010-535
Upper Big Branch Mine-South	WEVA 2010-626
Upper Big Branch Mine-South	WEVA 2010-64
Upper Big Branch Mine-South	WEVA 2010-65
Upper Big Branch Mine-South	WEVA 2010-728
Upper Big Branch Mine-South	WEVA 2010-729
Upper Big Branch Mine-South	WEVA 2010-869
Upper Big Branch Mine-South	WEVA 2010-902
Upper Big Branch Mine-South	WEVA 2010-903
Upper Big Branch Mine-South	WEVA 2010-941
Upper Big Branch Mine-South	WEVA 2010-978
Upper Big Branch Mine-South	WEVA 2010-979
Upper Big Branch Mine-South	WEVA 2011-1286
Upper Big Branch Mine-South	WEVA 2011-270
Upper Big Branch Mine-South	WEVA 2011-583
Upper Big Branch Mine-South	WEVA 2011-807
Upper Big Branch Mine-South	WEVA 2011-945
Voyager #7	KENT 2009-1496
Voyager #7	KENT 2010-1012
Voyager #7	KENT 2010-1164
Voyager #7	KENT 2010-1257
Voyager #7	KENT 2010-1561
Voyager #7	KENT 2010-1562
Voyager #7	KENT 2010-170
Voyager #7	KENT 2010-311
Voyager #7	KENT 2010-427
Voyager #7	KENT 2010-530
Voyager #7	KENT 2010-60
Voyager #7	KENT 2010-734
Voyager #7	KENT 2010-906
Voyager #7	KENT 2011-125
Voyager #7	KENT 2011-5
West Cazy Surface Mine	WEVA 2008-848
West Cazy Surface Mine	WEVA 2009-267
White Buck No 2	WEVA 2009-1908

Mine Name	Docket Number
White Cabin #7	KENT 2010-1256
White Cabin #7	KENT 2010-1560
White Cabin #7	KENT 2010-426
White Cabin #7	KENT 2010-533
White Cabin #7	KENT 2010-54
White Cabin #7	KENT 2010-733
White Cabin #7	KENT 2011-136
Winifrede #1 Mine	WEVA 2008-1651
Winifrede #1 Mine	WEVA 2008-79

N/A - Docket number has not yet been assigned